Putnam
Global Natural
Resources
Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-03


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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

In today's troubled environment, when virtually all equity markets are down, it is no pleasure to have to report negative results for Putnam Global Natural Resources Fund. The good news, if one can characterize it as such, is that the stocks of many companies in the energy and natural resources industries performed better than the market. The fund's generally defensive posture helped it close the semiannual period ended February 28, 2003, with a relatively modest decline and outperform its benchmark index. However, the fund underperformed the average for its Lipper category. Details are provided on page 7.

In the following report, your fund's management team lays out in detail the factors it believes to be most directly responsible for results during the period. The managers also discuss some of the strategies they have employed both in response to the difficult current market environment and in positioning the fund to take maximum advantage of opportunities they believe will present themselves in the months ahead.

Some encouragement may be gained by noting that the current downtrend, now in its fourth year, should be near the end of this cycle if historical norms hold true. Meanwhile, as we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/JOHN A. HILL                    /S/GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 16, 2003


REPORT FROM FUND MANAGEMENT

 FUND HIGHLIGHTS

* Putnam Global Natural Resources Fund posted a loss for the six months ended February 28, 2003, with class A shares returning -1.71% at net asset value and -7.37% at public offering price.

* The fund outperformed its benchmark, the Standard & Poor's 500 Index, which returned -7.29% for the period.

* However, the fund's performance was below that of the average fund in its Lipper category, Natural Resources Funds, which was 0.44%.

* See the Performance Summary on page 7 for complete fund performance, comparative index performance, and Lipper data.

* PERFORMANCE COMMENTARY

  Fund performance should be considered in the context of the difficult market environment, which put downward pressure on all equities over the past six months. The geopolitical situation, which was a significant negative for most equity issuers, was actually less negative for the energy-related companies that comprise more than 80% of the fund's portfolio. These companies benefited from higher energy prices in the face of political tension with Iraq and the potential for war disrupting the flow of oil from the resource-rich Middle East.


Fund Profile

Putnam Global Natural Resources Fund seeks capital appreciation by investing in stocks of companies in the energy and natural resources industries. The fund targets companies in markets worldwide, in industries such as oil and gas, chemicals, metals and mining, utilities, and paper and forest products. The fund may be appropriate for investors seeking long-term growth of capital.

The fund's emphasis on energy-related companies, which were among the top- performing market segments during the period, is the primary reason why it outperformed the broader market, as measured by the Standard & Poor's 500 Index. However, the management team believes that the fund's diversified strategy, which balances energy-related holdings with a significant exposure to basic materials, may have been the cause of its underperformance versus its peer group during the period.

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* MARKET OVERVIEW

Challenging market conditions were the most significant factor shaping your fund's performance during the six-month period in an investment environment dominated by four major concerns. First, investors were worried about the erosion of companies' earnings power, as data indicated that the economy was not rebounding as quickly as hoped. Reported earnings remained flat, with guidance from company management teams trending conservative to lower. Second, investors were concerned that the U.S. Federal Reserve Board's policy was not having its desired effect and that, after the 0.50% reduction in the federal funds rate in November 2002, there is little room for the Fed to lower key interest rates further. Third, corporate accounting issues were still on investors' minds as details of irregularities continued to surface. Most importantly, at the close of the period, investors were focused on geopolitical tensions, worrying about the potential impact of unilateral U.S. military action against Iraq, as U.S. leaders signaled dissatisfaction with weapons inspectors' progress and a willingness to move ahead with military action with or without European support.

MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/03

Equities

Standard  Poor's 500 Index                           -7.29%
-----------------------------------------------------------------------
Russell 1000 Growth Index (growth stocks)            -6.72%
-----------------------------------------------------------------------
Russell 1000 Value Index (value stocks)              -7.80%
-----------------------------------------------------------------------
MSCI World Index (global stocks)                     -8.75%
-----------------------------------------------------------------------

Bonds

Lehman Aggregate Bond Index (U.S. taxable bonds)      4.74%
-----------------------------------------------------------------------
Lehman Municipal Bond Index (U.S. tax-exempt bonds)   3.36%
-----------------------------------------------------------------------
Lehman Global Aggregate (global bond market)          7.74%
-----------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors. They assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ.

* STRATEGY OVERVIEW

During the period, the management team emphasized energy-related holdings at the expense of basic materials, particularly oil and natural gas exploration and production companies. We believe these companies will likely benefit from the steepening secular decline in the resource base for North American natural gas.

Historically, North America had a number of untapped natural gas reserves that could be easily and cheaply developed. The ready availability created a persistent oversupply and kept prices contained. As gas prices rose, exploration and production companies moved quickly to harvest additional resources. In the mid '90s, major oil and natural gas companies shifted their development away from North America, believing that it would be more profitable to focus outside of the region. Independent exploration and production companies filled the gap. This cycle is now maturing as well, as the independents have not been able to replace lost production capacity.

At the same time, demand for natural gas has grown. Attracted by the low cost of natural gas relative to other energy sources, many electric utility companies built power-generating turbines that run on natural gas. Similarly, homeowners shifted from oil-based heat to natural-gas-fired furnaces. We believe the secular decline in production capacity of natural gas in North America coupled with continued strong demand supports the case for sustainable higher natural gas prices. Our forecasts call for prices ranging from $3.50 to $4.00 per thousand cubic feet, up from a historical norm of about $2.50.


[GRAPHIC OMITTED: horizontal bar chart INDUSTRY WEIGHTINGS COMPARED]

INDUSTRY WEIGHTINGS COMPARED*


                               as of 8/31/02     as of 2/28/03

Oil and gas                        57.9%             63.3%

Energy services                    18.0%             17.5%

Chemicals                           6.3%              5.4%

Metals                              6.6%              6.0%

Forest products and packaging       5.0%              3.9%

Footnote reads:
*This chart shows how the fund's weighings have changed over the last six months. Weighings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

One of the fund's top 10 holdings is Apache Corporation, an independent exploration and production company. We believe this company stands to benefit from rising natural gas prices in North America and from a number of acquisitions it has made over the years that have built scale and expanded its business into new areas. While there is a tendency among acquirers to erode value, Apache has been among the few companies with a history of creating value through successful acquisitions. That is why investors have responded positively to Apache's recent acquisition of properties in the U.K. North Sea and the Gulf of Mexico from another portfolio holding, BP. During the period, BP's stock price suffered from a series of reports that indicated disappointing production growth. Although we had reduced the fund's position in anticipation of this news, it still was the largest detractor from fund performance relative to its benchmark.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

ExxonMobil Corp.
United States
Oil and gas

Royal Dutch Petroleum Co. ADR
Netherlands
Oil and gas

BP PLC ADR
United Kingdom
Oil and gas

TotalFinaElf SA ADR
France
Oil and gas

Apache Corp.
United States
Oil and gas

Murphy Oil Corp.
United States
Oil and gas

GlobalSantaFe Corp.
Cayman Islands
Energy

ENI SpA
Italy
Oil and gas

Baker Hughes, Inc.
United States
Energy

BJ Services Co.
United States
Energy

Footnote reads:
*These holdings represent 45.4% of the fund's net assets as of 2/28/03.
 Portfolio holdings will vary over time.


Our anticipation of sustained higher natural gas prices was also behind the fund's position in coal stocks, such as Arch Coal. Management believes some power purchasers may return to coal-generated electricity as the price of natural-gas-generated power climbs. Companies that provide services to oil and natural gas producers, such as portfolio holding BJ Services Company, also stand to benefit from higher natural gas prices. BJ Services was the top contributor to relative performance for the period.

Within the basic materials component of the fund's portfolio, the team's focus has been on diversified metals and gold, rather than diversified chemicals or paper. We are cautious about the prospects for diversified chemical companies, such as The Dow Chemical Company, in which the fund has a smaller position than that of its benchmark, or Dupont, which the fund does not own, due to their dependence on oil and gas as feedstock. We expect the profit margins of both companies to be squeezed by rising oil and gas prices. Within the fund's chemical exposure, management favors specialty chemical companies such as Germany's BASF, which the fund's management team believes will continue to benefit from effective business management and from its well-diversified line of specialty chemical products.

Management currently favors diversified metal companies, such as Australian-based BHP Billiton. We believe this company has a more stable cash-flow profile because its fortune is not tied to one metal -- a characteristic that is particularly valuable to investors during periods of uncertainty. Once investors become more certain of recovery, they are likely to move away from diversified metals into companies that are more specialized. We expect aluminum producers, for example, to be among the greatest beneficiaries of a sustained economic recovery. The fund owns positions in aluminum producers, such as Alcoa, which has the lowest-cost aluminum supply and most efficient production among its competitors.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

-----------------------------------------------------------------------
 OF SPECIAL INTEREST

* In February 2003, Lisa H. Svensson, was named Portfolio Leader. A CFA charterholder, Ms. Svensson joined Putnam in 1994 and has more than 16 years of investment experience. Having served as a Portfolio Member on the Putnam Global Growth Team, Ms. Svensson brings a global investment perspective to her new role, appropriate to the fund's global mandate.

-----------------------------------------------------------------------
* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Global Natural Resources Team. The members of the team are Lisa H. Svensson (Portfolio Leader) and William
J. Landes, Ph.D.

THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe the key influences on markets over the balance of the fund's fiscal year will be the outcome of the war in Iraq and the Bush administration's recent tax-reduction proposals, especially the call to end federal taxation of dividend income. Whether the economy continues to expand also remains a key variable in the fund's performance. War concerns have understandably eclipsed the debate over tax policy and concerns about the state of the economy in recent weeks. Depending on the outcome in Iraq, however, we believe tax cuts could actually have a more lasting effect on stock prices. Another important development, the weakening of the U.S. dollar, may be generally positive for U.S. corporate profits in the medium term despite the negative effect of foreign investment outflows on the market.

The fund's strategy remains consistent: whatever market conditions bring, we will continue to target companies in the global natural resources area whose business worth is believed to be more than their current stock prices indicate. These companies should also demonstrate strong management, solid fundamentals, a favorable operating environment, and a competitive advantage. Within the global natural resources universe of companies, we will maintain the portfolio's focus on energy-related companies, particularly those we believe are poised to benefit from sustained higher natural gas prices that we expect to result from continued strong demand amid the secular decline of supply in North America.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/03, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended February 28, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. A profile of your fund's strategy appears on the first page of this report.

TOTAL RETURN FOR PERIODS ENDED 2/28/03

                     Class A         Class B         Class C        Class M
(inception dates)   (7/24/80)       (2/1/94)        (7/26/99)       (7/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -1.71%  -7.37%  -2.09%  -6.98%  -2.13%  -3.11%  -2.03%  -5.43%
------------------------------------------------------------------------------
1 year          -10.08  -15.25  -10.79  -15.25  -10.83  -11.72  -10.57  -13.70
------------------------------------------------------------------------------
5 years           5.75   -0.33    1.75    0.20    1.79    1.79    2.97   -0.62
Annual average    1.12   -0.07    0.35    0.04    0.36    0.36    0.59   -0.12
------------------------------------------------------------------------------
10 years         93.54   82.45   79.42   79.42   79.44   79.44   83.74   77.35
Annual average    6.83    6.20    6.02    6.02    6.02    6.02    6.27    5.90
------------------------------------------------------------------------------
Annual average
(life of fund)    6.04    5.76    5.15    5.15    5.18    5.18    5.41    5.25
------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/03

                                                                         Lipper Natural
                                                       S&P 500           Resources Fund
                                                        Index           category average*
-----------------------------------------------------------------------------------------
6 months                                                -7.29%                0.44%
-----------------------------------------------------------------------------------------
1 year                                                 -22.68                -8.14
-----------------------------------------------------------------------------------------
5 years                                                -14.08                15.25
Annual average                                          -2.99                 2.57
-----------------------------------------------------------------------------------------
10 years                                               129.29               129.07
Annual average                                           8.65                 8.35
-----------------------------------------------------------------------------------------
Annual average
(life of fund)                                          12.33                 7.85
-----------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Over the 6-month, 1-year, 5-year, and 10-year periods ended 2/28/03, there were 80, 78, 47, and 15 funds, respectively, in this Lipper category.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/03

                    Class A         Class B      Class C          Class M
------------------------------------------------------------------------------
Distributions
(number)               1              --            --                1
------------------------------------------------------------------------------
Income              $0.095            --            --             $0.004
------------------------------------------------------------------------------
  Total             $0.095            --            --             $0.004
------------------------------------------------------------------------------
Share value:      NAV     POP         NAV          NAV          NAV     POP
------------------------------------------------------------------------------
8/31/02         $16.22  $17.21      $15.80       $15.98       $16.11  $16.69
------------------------------------------------------------------------------
2/28/03          15.85   16.82       15.47        15.64        15.78   16.35
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

                     Class A         Class B         Class C        Class M
(inception dates)   (7/24/80)       (2/1/94)        (7/26/99)       (7/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          5.24%  -0.82%   4.83%  -0.17%   4.84%   3.84%   4.89%   1.20%
------------------------------------------------------------------------------
1 year          -17.70  -22.42  -18.32  -22.41  -18.33  -19.15  -18.18  -21.05
------------------------------------------------------------------------------
5 years          -0.64   -6.36   -4.37   -5.82   -4.29   -4.29   -3.24   -6.64
Annual average   -0.13   -1.31   -0.89   -1.19   -0.87   -0.87   -0.66   -1.36
------------------------------------------------------------------------------
10 years         79.24   68.91   66.19   66.19   66.20   66.20   70.31   64.36
Annual average    6.01    5.38    5.21    5.21    5.21    5.21    5.47    5.09
------------------------------------------------------------------------------
Annual average
(life of fund)    5.93    5.66    5.05    5.05    5.08    5.08    5.31    5.15
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE INDEXES

Standard & Poors 500 Index is an unmanaged index of common stock performance.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
February 28, 2003 (Unaudited)

COMMON STOCKS (98.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Chemicals (5.4%)
-------------------------------------------------------------------------------------------------------------------
             22,833 Air Liquide (France)                                                                 $2,930,437
             43,600 Avery Dennison Corp.                                                                  2,502,640
             55,900 BASF AG (Germany)                                                                     2,030,015
             32,401 Ciba Specialty Chemicals AG (Switzerland)                                             2,102,300
             54,939 Dow Chemical Co. (The)                                                                1,499,835
             34,900 Eastman Chemical Co.                                                                  1,123,431
             26,500 PPG Industries, Inc.                                                                  1,229,600
             15,750 Syngenta AG (Switzerland)                                                               767,457
                                                                                                      -------------
                                                                                                         14,185,715

Coal (1.2%)
-------------------------------------------------------------------------------------------------------------------
            144,900 Arch Coal, Inc.                                                                       2,883,510
             19,300 CONSOL Energy, Inc.                                                                     343,540
                                                                                                      -------------
                                                                                                          3,227,050

Construction (0.5%)
-------------------------------------------------------------------------------------------------------------------
             23,400 Lafarge (France)                                                                      1,361,655

Energy Services (17.5%)
-------------------------------------------------------------------------------------------------------------------
            254,748 Baker Hughes, Inc.                                                                    7,902,283
            224,037 BJ Services Co. (NON)                                                                 7,700,152
             79,581 Cia Espanola de Petroleos (Spain)                                                     1,629,373
             75,100 ENSCO International, Inc.                                                             2,101,298
            418,447 GlobalSantaFe Corp. (Cayman Islands)                                                  9,310,446
            168,100 Grant Prideco, Inc. (NON)                                                             2,037,372
            357,200 Halliburton Co.                                                                       7,236,872
             99,400 Nabors Industries, Ltd. (NON)                                                         3,941,210
             51,169 Precision Drilling Corp. (Canada) (NON)                                               1,851,042
             56,200 Weatherford International, Ltd. (Bermuda) (NON)                                       2,250,248
                                                                                                      -------------
                                                                                                         45,960,296

Engineering & Construction (1.0%)
-------------------------------------------------------------------------------------------------------------------
            402,500 Saipem SpA (Italy)                                                                    2,506,983

Forest Products and Packaging (3.9%)
-------------------------------------------------------------------------------------------------------------------
             78,800 Boise Cascade Corp.                                                                   1,900,656
            208,200 Sappi, Ltd. ADR (South Africa)                                                        2,831,520
            299,606 Smurfit-Stone Container Corp. (NON)                                                   3,966,783
            213,100 Tembec, Inc. (Canada) (NON)                                                           1,426,198
                                                                                                      -------------
                                                                                                         10,125,157

Metals (5.2%)
-------------------------------------------------------------------------------------------------------------------
             67,500 Agnico-Eagle Mines, Ltd. (Canada)                                                      $930,150
            190,300 Alcoa, Inc.                                                                           3,901,150
            299,851 BHP Billiton, Ltd. ADR (Australia)                                                    3,367,327
             24,941 Phelps Dodge Corp. (NON)                                                                896,878
            467,638 Placer Dome, Inc. (Canada)                                                            4,596,882
                                                                                                      -------------
                                                                                                         13,692,387

Oil & Gas (63.3%)
-------------------------------------------------------------------------------------------------------------------
            175,102 Apache Corp.                                                                         11,430,659
            368,699 BP PLC ADR (United Kingdom)                                                          14,051,119
            100,406 Burlington Resources, Inc.                                                            4,653,818
            202,458 Canadian Natural Resources, Ltd. (Canada)                                             6,951,552
            101,401 Chevron Texaco Corp.                                                                  6,506,902
             62,312 Enbridge Energy Management, LLC                                                       2,430,168
            105,462 EnCana Corp. (Canada)                                                                 3,442,010
            577,950 ENI SpA (Italy)                                                                       8,501,205
            687,827 Exxon Mobil Corp.                                                                    23,399,875
             29,800 Forest Oil Corp. (NON)                                                                  677,950
            238,200 Murphy Oil Corp.                                                                     10,249,746
            804,000 Nippon Mitsubishi Oil Corp. (Japan)                                                   3,421,421
             90,700 Noble Corp. (Cayman Islands) (NON)                                                    3,292,410
             41,900 Occidental Petroleum Corp.                                                            1,252,810
            180,749 Ocean Energy, Inc.                                                                    3,627,632
            180,533 Petro-Canada (Canada)                                                                 6,430,208
            269,703 Pioneer Natural Resources Co. (NON)                                                   7,052,733
            365,900 Royal Dutch Petroleum Co. ADR (Netherlands) (SEG)                                    14,515,253
            173,300 Statoil ASA (Norway)                                                                  1,330,955
            145,100 Suncor Energy, Inc. (Canada)                                                          2,629,858
             67,100 Sunoco, Inc.                                                                          2,374,669
            158,200 Talisman Energy, Inc. (Canada)                                                        6,346,984
             84,300 Tom Brown, Inc. (NON)                                                                 2,166,510
            184,632 TotalFinaElf SA ADR (France)                                                         12,139,554
             73,318 Unocal Corp.                                                                          1,931,929
             63,700 Valero Energy Corp.                                                                   2,484,937
            246,041 YUKOS (Russia)                                                                        2,687,998
                                                                                                      -------------
                                                                                                        165,980,865
                                                                                                      -------------
                    Total Common Stocks (cost $246,396,045)                                            $257,040,108

CONVERTIBLE BONDS AND NOTES (0.8%) (a) (cost $1,606,570)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,556,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr. notes
                    8 1/4s, 2006                                                                         $2,199,795

SHORT-TERM INVESTMENTS (6.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $10,423,889 Short-term investments held as collateral for loaned securities with yields ranging from 1.26% to 1.38% and due dates ranging from
                    March 3, 2003 to April 23, 2003 (d)                                                 $10,419,876
          6,797,517 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due dates ranging
                    from March 3, 2003 to April 23, 2003 (d)                                              6,797,517
                                                                                                      -------------
                    Total Short-Term Investments (cost $17,217,393)                                     $17,217,393
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $265,220,008)                                              $276,457,296
-------------------------------------------------------------------------------------------------------------------

  (a)  Percentages indicated are based on net assets of $262,305,590.

(NON)  Non-income-producing security.

(SEG)  A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts and forward currency and forward cross currency contracts at February 28, 2003.

  (d)  See Note 1 to the financial statements.

       144A after the name of a security represents those exempt from registration under Rule 144A of the
       Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

       ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

       DIVERSIFICATION BY COUNTRY

       Distribution of investments by country of issue at February 28, 2003: (as a percentage of Market Value)

           Australia           1.2%
           Canada             12.5
           Cayman Islands      4.6
           France              5.9
           Italy               4.0
           Japan               1.2
           Netherlands         5.3
           Russia              1.0
           South Africa        1.0
           Switzerland         1.0
           United Kingdom      5.0
           United States      54.6
           Other               2.7
                              --------
           Total             100.0%


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at February 28, 2003 (Unaudited)
(aggregate face value $10,330,920)
                                                                   Unrealized
                          Market      Aggregate Face  Delivery   Appreciation/
                          Value           Value         Date    (Depreciation)
------------------------------------------------------------------------------
British Pounds         $10,195,185     $10,247,247   6/18/2003        $(52,062)
Swiss Franc                 90,771          83,673   3/19/2003           7,098
------------------------------------------------------------------------------
                                                                      $(44,964)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at February 28, 2003 (Unaudited)
(aggregate face value $39,508,132)
                                                                    Unrealized
                           Market      Aggregate Face  Delivery   Appreciation/
                           Value           Value         Date    (Depreciation)
------------------------------------------------------------------------------
Canadian Dollar        $26,079,894     $26,048,806     6/18/03        $(31,088)
Euro Dollars             9,798,905       9,789,863     6/18/03          (9,042)
Japanese Yen               431,133         433,085     6/18/03           1,952
Norwegian Krone          1,258,361       1,221,974     3/19/03         (36,387)
Swiss Franc              2,033,135       2,014,404     3/19/03         (18,731)
------------------------------------------------------------------------------
                                                                      $(93,296)
------------------------------------------------------------------------------
Futures Contracts Outstanding at February 28, 2003 (Unaudited)

                                     Aggregate Face   Expiration    Unrealized
                       Market Value       Value          Date     Appreciation
------------------------------------------------------------------------------
S&P 500 Index (long)    $2,102,250     $2,081,114       Mar-03         $21,136
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



STATEMENT OF ASSETS AND LIABILITIES
February 28, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $10,020,658
of securities on loan (identified cost $265,220,008) (Note 1)                  $276,457,296
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           670,014
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              776,673
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                               9,050
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                           535,280
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              6,991
-------------------------------------------------------------------------------------------
Total assets                                                                    278,455,304

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    918,990
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,685,194
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          401,606
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        456,067
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           82,072
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        31,677
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,788
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              137,977
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                147,310
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                            1,837,191
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               10,419,876
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               29,966
-------------------------------------------------------------------------------------------
Total liabilities                                                                16,149,714
-------------------------------------------------------------------------------------------
Net assets                                                                     $262,305,590

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $274,422,369
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        721,167
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (23,961,456)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                11,123,510
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $262,305,590

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($169,225,056 divided by 10,678,675 shares)                                          $15.85
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.85)*                              $16.82
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($76,251,352 divided by 4,930,554 shares)**                                          $15.47
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($13,253,297 divided by 847,368 shares)**                                            $15.64
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,575,885 divided by 226,576 shares)                                               $15.78
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.78)*                              $16.35
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended February 28, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $96,903)                                        $2,059,823
-------------------------------------------------------------------------------------------
Interest                                                                            113,069
-------------------------------------------------------------------------------------------
Securities lending                                                                    7,723
-------------------------------------------------------------------------------------------
Total investment income                                                           2,180,615

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    904,155
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      261,469
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    10,962
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,512
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               205,429
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               399,321
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                52,695
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                13,683
-------------------------------------------------------------------------------------------
Other                                                                                97,112
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,949,338
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (64,889)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,884,449
-------------------------------------------------------------------------------------------
Net investment income                                                               296,166
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (15,603,574)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (657,243)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (1,569,525)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the period                                            (354,881)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                              12,146,061
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (6,039,162)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(5,742,996)
-------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      February 28             August 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                    $296,166            $1,584,485
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                          (17,830,342)           (2,157,982)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                           11,791,180           (23,746,554)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                   (5,742,996)          (24,320,051)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                               (990,062)           (1,188,254)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                (3,600)
-------------------------------------------------------------------------------------------------------
   Class M                                                                   (951)                   --
-------------------------------------------------------------------------------------------------------
From net realized short-term gain on investments
   Class A                                                                     --            (6,412,474)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (3,453,122)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (281,734)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (153,066)
-------------------------------------------------------------------------------------------------------
From net realized long-term gain on investments
   Class A                                                                     --           (12,835,191)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (6,911,761)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (563,918)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (306,377)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (5,215,578)           11,315,345
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (11,949,587)          (45,114,203)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   274,255,177           319,369,380
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $721,167 and $1,416,014, respectively)                            $262,305,590          $274,255,177
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           February 28
operating performance               (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.22       $19.58       $21.79       $19.98       $15.28       $22.13
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .04          .14          .14          .14          .20          .20
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.31)       (1.50)        (.79)        2.17         5.91        (5.47)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.27)       (1.36)        (.65)        2.31         6.11        (5.27)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.12)        (.12)        (.19)        (.23)        (.21)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.88)       (1.44)        (.31)       (1.18)       (1.37)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.10)       (2.00)       (1.56)        (.50)       (1.41)       (1.58)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.85       $16.22       $19.58       $21.79       $19.98       $15.28
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (1.71)*      (7.26)       (3.25)       12.07        42.50       (25.34)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $169,225     $173,632     $192,785     $206,190     $200,824     $157,589
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .62*        1.18         1.14         1.15         1.16         1.20
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .25*         .81          .69          .74         1.09          .95
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 80.94*      137.57       102.45       199.50       118.37        28.63
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
Per-share                          February 28
operating performance              (Unaudited)                         Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.80       $19.14       $21.37       $19.61       $15.00       $21.77
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.02)         .01         (.01)        (.01)         .06          .04
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.31)       (1.47)        (.78)        2.13         5.81        (5.37)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.33)       (1.46)        (.79)        2.12         5.87        (5.33)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.05)        (.08)        (.07)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.88)       (1.44)        (.31)       (1.18)       (1.37)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (1.88)       (1.44)        (.36)       (1.26)       (1.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.47       $15.80       $19.14       $21.37       $19.61       $15.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (2.09)*      (7.96)       (3.98)       11.19        41.42       (25.91)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $76,251      $87,085     $113,258     $126,004     $146,228     $107,252
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*        1.93         1.89         1.90         1.91         1.95
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.13)*        .05         (.07)        (.04)         .35          .21
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 80.94*      137.57       102.45       199.50       118.37        28.63
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                         For the period
Per-share                           February 28                                       July 26, 1999+
operating performance               (Unaudited)           Year ended August 31         to August 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.98       $19.34       $21.64       $19.98       $19.78
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.02)         .02           --(d)       .03          .02
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.32)       (1.49)        (.81)        2.12          .18
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.34)       (1.47)        (.81)        2.15          .20
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)        (.05)        (.18)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.88)       (1.44)        (.31)          --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (1.89)       (1.49)        (.49)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.64       $15.98       $19.34       $21.64       $19.98
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (2.13)*      (7.94)       (4.03)       11.22         1.01*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,253       $9,657       $7,878       $4,040         $209
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .99*        1.93         1.89         1.90          .19*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.12)*        .09         (.02)         .14          .13*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 80.94*      137.57       102.45       199.50       118.37
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
Per-share                          February 28
operating performance              (Unaudited)                        Year ended August 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.11       $19.43       $21.62       $19.82       $15.15       $21.99
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           -- (d)      .05          .03          .05          .11          .09
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.33)       (1.49)        (.78)        2.14         5.86        (5.42)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.33)       (1.44)        (.75)        2.19         5.97        (5.33)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         -- (d)       --           -- (d)     (.08)        (.12)        (.14)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.88)       (1.44)        (.31)       (1.18)       (1.37)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (1.88)       (1.44)        (.39)       (1.30)       (1.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.78       $16.11       $19.43       $21.62       $19.82       $15.15
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (2.03)*      (7.72)       (3.73)       11.47        41.72       (25.73)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,576       $3,881       $5,448       $8,254      $10,537       $5,926
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .87*        1.68         1.64         1.65         1.66         1.70
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.01)*        .30          .16          .26          .62          .45
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 80.94*      137.57       102.45       199.50       118.37        28.63
------------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (Unaudited)


Note 1
Significant accounting policies

Putnam Global Natural Resources Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund continues to seek capital appreciation by investing primarily in the common stocks of companies in the energy and natural resource industries.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective October 1, 2002 a redemption fee of 1.00%, which is retained by the fund, will apply to any shares purchased after October 1, 2002 that are held less than 90 days.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2003, the value of securities loaned amounted to $10,020,658. The fund received cash collateral of $10,419,876, which is pooled with collateral of other Putnam funds into 28 issuers of high grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 2003, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2002, the fund had a capital loss carryover of approximately $3,191,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on August 31, 2010.

The aggregate identified cost on a tax basis is $268,163,364, resulting in gross unrealized appreciation and depreciation of $19,371,630 and $11,077,698, respectively, or net unrealized appreciation of $8,293,932.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution(or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 28, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2003, the fund's expenses were reduced by $64,889 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $812 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended February 28, 2003, Putnam Retail Management, acting as underwriter received net commissions of $20,724 and $176 from the sale of class A and class M shares, respectively, and received $57,733 and $611 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2003 Putnam Retail Management, acting as underwriter received $3,918 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $207,255,995 and $212,818,385, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,200,226         $34,639,366
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                54,526             892,881
---------------------------------------------------------------------------
                                             2,254,752          35,532,247

Shares repurchased                          (2,281,453)        (35,710,885)
---------------------------------------------------------------------------
Net decrease                                   (26,701)          $(178,638)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,082,590         $73,503,794
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,105,361          18,448,474
---------------------------------------------------------------------------
                                             5,187,951          91,952,268

Shares repurchased                          (4,329,670)        (76,419,581)
---------------------------------------------------------------------------
Net increase                                   858,281         $15,532,687
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    489,704          $7,533,751
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               489,704           7,533,751

Shares repurchased                          (1,070,434)        (16,269,039)
---------------------------------------------------------------------------
Net decrease                                  (580,730)        $(8,735,288)
---------------------------------------------------------------------------

                                               Year ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,976,277         $35,084,317
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               553,701           9,047,471
---------------------------------------------------------------------------
                                             2,529,978          44,131,788

Shares repurchased                          (2,935,878)        (51,140,832)
---------------------------------------------------------------------------
Net decrease                                  (405,900)        $(7,009,044)
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    307,257          $4,892,392
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               307,257           4,892,392

Shares repurchased                             (64,224)           (987,022)
---------------------------------------------------------------------------
Net increase                                   243,033          $3,905,370
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    403,502          $7,182,049
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                44,546             736,348
---------------------------------------------------------------------------
                                               448,048           7,918,397

Shares repurchased                            (250,959)         (4,440,092)
---------------------------------------------------------------------------
Net increase                                   197,089          $3,478,305
---------------------------------------------------------------------------

                                        Six months ended February 28, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     32,554            $523,370
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    54                 888
---------------------------------------------------------------------------
                                                32,608             524,258

Shares repurchased                             (46,978)           (731,280)
---------------------------------------------------------------------------
Net decrease                                   (14,370)          $(207,022)
---------------------------------------------------------------------------

                                                Year ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     54,797            $991,438
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                24,974             415,323
---------------------------------------------------------------------------
                                                79,771           1,406,761

Shares repurchased                            (119,208)         (2,093,364)
---------------------------------------------------------------------------
Net decrease                                   (39,437)          $(686,603)
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William J. Landes, Ph.D.
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA007-88610  016/501/2AD  4/03